PRA Group Reports Second Quarter 2018 Results

NORFOLK, Va., Aug. 7, 2018 /PRNewswire/ -- PRA Group (Nasdaq: PRAA), a global leader in acquiring and collecting nonperforming loans, today reported its financial results for the second quarter of 2018. The Company reported net income attributable to PRA Group, Inc. of $19.6 million compared to $11.7 million in the second quarter of 2017. Diluted earnings per share were $0.43 compared to $0.25 in the second quarter of 2017.

Second Quarter Highlights

  Global cash collections of $406.6 million, an increase of 9% compared to the second quarter of 2017, driven by operational efforts and increased portfolio purchasing in the Americas.
  Second quarter legal cash collections increased compared to the same quarter in the prior year for the first time since 2014.
  Estimated Remaining Collections of $5.73 billion which increased $404.9 million from the second quarter of 2017.
  Income recognized on finance receivables, excluding allowance charges, of $219.0 million compared to $194.2 million in the second quarter of 2017.
  Income from operations of $55.3 million compared to $48.3 million in the second quarter of 2017.
  Record investment in portfolios in Americas Core of $182.8 million, with total investment of $221.4 million compared to $295.6 million in the second quarter of 2017.

"The second quarter was characterized by the same themes we have experienced since late last year – increased cash collections, increased supply and appropriate staffing in the U.S., and a focus on discipline and operations in Europe. With a record investment quarter in Americas Core coupled with our view that supply will continue to increase in the future, we are now planning to open our next domestic call center," said Kevin Stevenson, president and chief executive officer. "We have also seen an increase in the number of accounts qualifying for our legal collections channel in the U.S. As a result of this, combined with the aforementioned increase in supply, we expect additional legal collection expenses in the back half of the year as we invest in the legal channel."

Cash Collections and Revenues

  The following table presents cash collections by quarter and by source on an as reported and currency-adjusted basis:

Cash Collection Source	2018		2017
($ in thousands)	Q2	Q1	Q4	Q3	Q2
Americas-Core	$ 233,752	$ 246,237	$ 204,245	$ 212,756	$ 217,020
Americas-Insolvency	56,063	55,280	59,103	60,436	53,163
Europe-Core	109,359	118,109	107,124	102,681	99,121
Europe-Insolvency	7,460	6,954	5,794	5,961	5,371
Total Cash Collections	$ 406,634	$ 426,580	$ 376,266	$ 381,834	$ 374,675

Cash Collection Source -
Constant Currency Adjusted	2018				2017
($ in thousands)	Q2				Q2
Americas-Core	$ 233,752				$ 215,001
Americas-Insolvency	56,063				53,292
Europe-Core	109,359				105,714
Europe-Insolvency	7,460				5,744
Total Cash Collections	$ 406,634				$ 379,751

  Cash collections in the quarter increased 9% compared to the second quarter of 2017. The increase was largely due to being appropriately staffed in the U.S. and increased portfolio purchasing in the Americas. U.S. Call center and other collections increased 17% and U.S. legal collections increased 4% compared to the second quarter of 2017. For the six months ended June 30, 2018, total cash collections increased 10% compared to the six months ended June 30, 2017.
  For the quarter, cash collections on fully amortized pools were $14.6 million and cash collections on nonaccrual pools were $7.7 million.
  Income recognized on finance receivables excluding allowance charges increased 13% compared to the second quarter of 2017 due to yield increases on certain pools in Americas Core and Europe Core, as well as record portfolio investment during 2017 in Americas Core and Americas Insolvency. For the six months ended June 30, 2018, income recognized on finance receivables excluding allowance charges increased 12% compared to the six months ended June 30, 2017.
  Fee income and other income in the quarter was $2.5 million.

Expenses

  Operating expenses in the quarter increased $11.4 million compared to the second quarter of 2017 largely due to increases in compensation and employee services from a significant increase in U.S. collection staff. Communication expenses also increased largely due to letter expenses and increased calling efforts. For the six months ended June 30, 2018, operating expenses increased $27.6 million compared to the six months ended June 30, 2017.
  During the quarter, the Company recorded $2.9 million in noncash interest expense, $2.5 million in amortization of debt issuance costs, and $1.1 million in amortization of intangible assets. The Company also recorded a $1.0 million loss on the change in fair value on interest rate swap agreements compared to a $3.7 million gain in the first quarter of 2018.
  The effective tax rate for the first half of the year was 18.2%, a decline from 20.9% in the first quarter reflecting a change in mix of projected taxable income among jurisdictions.

Portfolio Acquisitions

  PRA Group invested $221.4 million in finance receivables in the second quarter.
  At the end of the second quarter, the Company had in place forward flow commitments in the amount of $376.1 million.

Portfolio Purchase Source	2018		2017
($ in thousands)	Q2	Q1	Q4	Q3	Q2
Americas-Core	$ 182,768	$ 131,427	$ 160,278	$ 115,572	$ 144,871
Americas-Insolvency	16,651	13,436	44,195	73,497	100,040
Europe-Core	19,403	18,000	152,417	14,695	42,876
Europe-Insolvency	2,577	5,392	17,698	7,146	7,860
Total Portfolio Purchasing	$ 221,399	$ 168,255	$ 374,588	$ 210,910	$ 295,647

Conference Call Information
PRA Group will hold a conference call today at 5:00 p.m. ET to discuss results with institutional investors and stock analysts. To listen to a webcast of the call and view the accompanying slides, visit https://ir.pragroup.com/events-and-presentations. To listen by phone, call 877-870-4263 in the U.S. or 412-317-0790 outside the U.S. and ask for the PRA Group conference call. To listen to a replay of the call until August 14, 2018, call 877-344-7529 in the U.S. or 412-317-0088 outside the U.S. and use access code 10122201.

About PRA Group
As a global leader in acquiring and collecting nonperforming loans, PRA Group returns capital to banks and other creditors to help expand financial services for consumers in the Americas and Europe. With over 5,700 employees worldwide, PRA Group companies collaborate with customers to help them resolve their debt. For more information, please visit www.pragroup.com.

About Forward-Looking Statements
Statements made herein which are not historical in nature, including PRA Group's or its management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

The forward-looking statements in this press release are based upon management's current beliefs, estimates, assumptions and expectations of PRA Group's future operations and financial and economic performance, taking into account currently available information. These statements are not statements of historical fact or guarantees of future performance, and there can be no assurance that anticipated events will transpire or that our expectations will prove to be correct. Forward-looking statements involve risks and uncertainties, some of which are not currently known to PRA Group. Actual events or results may differ materially from those expressed or implied in any such forward-looking statements as a result of various factors, including risk factors and other risks that are described from time to time in PRA Group's filings with the Securities and Exchange Commission including but not limited to PRA Group's annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, which are available through PRA Group's website and contain a detailed discussion of PRA Group's business, including risks and uncertainties that may affect future results.

Due to such uncertainties and risks, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of today. Information in this press release may be superseded by recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. Except as required by law, PRA assumes no obligation to publicly update or revise its forward-looking statements contained herein to reflect any change in PRA Group's expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

PRA Group, Inc.
Consolidated Income Statements
For the three and six months ended June 30, 2018 and 2017
(unaudited)
(Amounts in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017

Revenues:
Income recognized on finance receivables	$ 219,018	$ 194,164	$ 437,642	$ 391,378
Fee income	2,342	6,344	7,669	16,202
Other revenue	158	3,145	315	5,310
Total revenues	221,518	203,653	445,626	412,890

Net allowance charges	(2,834)	(3,321)	(3,759)	(6,000)

Operating expenses:
Compensation and employee services	80,690	66,771	161,927	135,239
Legal collection expenses	29,038	31,202	61,950	62,930
Agency fees	8,138	9,254	16,416	20,054
Outside fees and services	14,565	18,061	28,723	31,346
Communication	10,782	7,254	22,339	16,391
Rent and occupancy	4,003	3,387	8,317	7,170
Depreciation and amortization	4,525	5,041	9,454	10,256
Other operating expenses	11,628	11,046	23,812	21,931
Total operating expenses	163,369	152,016	332,938	305,317
Income from operations	55,315	48,316	108,929	101,573

Other income and (expense):
Gain on sale of subsidiaries	-	1,322	-	48,167
Interest expense, net	(31,124)	(22,506)	(56,905)	(43,763)
Foreign exchange gain/(loss)	1,690	(2,516)	2,983	(337)
Other	(400)	-	(157)	-
Income before income taxes	25,481	24,616	54,850	105,640

Income tax expense	3,857	10,766	9,994	42,175
Net income	$ 21,624	$ 13,850	$ 44,856	$ 63,465
Adjustment for net income attributable to noncontrolling interests	2,036	2,177	4,162	3,625
Net income attributable to PRA Group, Inc.	$ 19,588	$ 11,673	$ 40,694	$ 59,840

Net income per common share attributable to PRA Group, Inc.:
Basic	$ 0.43	$ 0.25	$ 0.90	$ 1.30
Diluted	$ 0.43	$ 0.25	$ 0.90	$ 1.29

Weighted average number of shares outstanding:
Basic	45,283	45,941	45,257	46,173
Diluted	45,449	46,060	45,410	46,344

PRA Group, Inc.
Consolidated Balance Sheets
June 30, 2018 and December 31, 2017
(Amounts in thousands)
	(unaudited)
	June 30,	December 31,
ASSETS	2018	2017

Cash and cash equivalents	$ 71,570	$ 120,516
Investments	80,541	78,290
Finance receivables, net	2,730,395	2,771,921
Other receivables, net	14,688	15,770
Income taxes receivable	12,163	21,686
Net deferred tax asset	62,014	57,529
Property and equipment, net	53,364	49,311
Goodwill	519,811	526,513
Intangible assets, net	18,914	23,572
Other assets	31,650	32,656

Total assets	$ 3,595,110	$ 3,697,764

LIABILITIES AND EQUITY

Liabilities:
Accounts payable	$ 5,090	$ 4,992
Accrued expenses	78,852	85,993
Income taxes payable	466	10,771
Net deferred tax liability	140,224	171,185
Interest-bearing deposits	82,613	98,580
Borrowings	2,133,997	2,170,182
Other liabilities	8,061	9,018

Total liabilities	2,449,303	2,550,721

Redeemable noncontrolling interest	8,322	9,534

Equity:
Preferred stock, par value $0.01, authorized shares, 2,000,
issued and outstanding shares, 0	-	-
Common stock, par value $0.01, 100,000 shares authorized, 45,300 shares issued and outstanding at June 30, 2018; 100,000 shares authorized,
45,189 shares issued and outstanding at December 31, 2017	453	452
Additional paid-in capital	56,410	53,870
Retained earnings	1,248,396	1,211,632
Accumulated other comprehensive loss	(209,167)	(178,607)
Total stockholders' equity - PRA Group, Inc.	1,096,092	1,087,347
Noncontrolling interest	41,393	50,162
Total equity	1,137,485	1,137,509
Total liabilities and equity	$ 3,595,110	$ 3,697,764

Select Expenses (Income)
(in thousands)	Three Months Ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
CFPB expenses including penalty and redress	-	-	-	-	-	-	-	20
Acquisition/divestiture-related expenses	-	-	-	-	-	2,100	458	216
Legal costs not associated with normal operations	231	92	160	218	2,615	1,024	3,741	1,511
Noncash interest expense - amortization of debt discount	2,904	2,877	2,823	2,796	1,809	1,155	1,136	1,127
Noncash interest expense - amortization of debt issuance costs	2,532	2,553	2,501	2,505	2,636	1,928	1,929	1,647
Change in fair value on Interest rate swap agreements	972	(3,673)	420	(1,025)	(1,578)	158	(1,064)	(669)
Amortization of intangibles	1,133	1,222	1,016	1,037	869	1,410	929	1,661
Stock-based compensation expense	2,146	2,415	2,415	2,218	1,846	2,199	(3,330)	3,332

Purchase Price Mutiples
as of June 30, 2018
Amounts in thousands

Purchase Period	Purchase Price (1)(2)	Net Finance Receivables Balance(3)	ERC-Historical Period Exchange Rates (4)	Total Estimated Collections (5)	ERC-Current Period Exchange Rates (6)	Current Estimated Purchase Price Multiple	Original Estimated Purchase Price Multiple (7)
Americas-Core
1996-2007	$ 638,460	$ 6,655	$ 28,406	$ 2,047,430	$ 28,406	321%	240%
2008	166,433	3,336	13,043	375,006	13,043	225%	220%
2009	125,154	788	25,851	459,031	25,851	367%	252%
2010	148,202	5,119	43,391	536,258	43,391	362%	247%
2011	209,616	11,996	63,692	728,313	63,692	347%	245%
2012	254,203	22,736	90,688	680,572	90,688	268%	226%
2013	391,171	64,381	204,428	979,588	204,428	250%	211%
2014	405,574	107,304	297,048	982,178	293,600	242%	204%
2015	444,428	158,456	363,693	965,312	363,624	217%	205%
2016	455,441	230,383	524,023	1,022,709	517,436	225%	201%
2017	535,233	433,064	845,371	1,096,828	841,527	205%	193%
2018	315,220	309,301	604,828	630,470	602,543	200%	200%
Subtotal	4,089,135	1,353,519	3,104,462	10,503,695	3,088,229
Americas-Insolvency
2004-2007	132,917	—	400	197,059	400	148%	148%
2008	108,549	—	428	168,619	428	155%	163%
2009	155,989	—	1,590	470,694	1,590	302%	214%
2010	208,946	—	2,855	547,385	2,855	262%	184%
2011	180,441	—	968	368,695	968	204%	155%
2012	251,427	—	1,157	389,322	1,157	155%	136%
2013	227,905	1,883	12,999	356,377	12,999	156%	133%
2014	148,715	15,141	27,470	213,010	27,425	143%	124%
2015	63,191	23,645	30,600	82,306	30,600	130%	125%
2016	92,291	40,206	49,510	112,408	49,469	122%	123%
2017	275,652	193,563	239,828	339,368	239,828	123%	125%
2018	30,158	29,982	37,712	38,346	37,712	127%	127%
Subtotal	1,876,181	304,420	405,517	3,283,589	405,431
Total Americas	5,965,316	1,657,939	3,509,979	13,787,284	3,493,660
Europe-Core
2012	20,425	—	1,874	38,528	1,522	189%	187%
2013	20,352	313	1,137	23,745	906	117%	119%
2014	797,468	278,173	1,011,964	2,153,039	892,283	270%	208%
2015	422,557	214,465	460,690	750,863	425,791	178%	160%
2016	348,853	256,048	428,191	581,851	443,421	167%	167%
2017	250,037	214,488	317,340	364,472	318,255	146%	144%
2018	36,719	34,017	49,806	52,096	48,392	142%	142%
Subtotal	1,896,411	997,504	2,271,002	3,964,594	2,130,570
Europe-Insolvency
2014	10,876	1,465	4,042	18,102	3,743	166%	129%
2015	19,408	6,503	12,913	29,151	11,501	150%	139%
2016	42,215	23,467	35,026	60,613	35,592	144%	130%
2017	38,836	35,927	45,205	49,836	45,150	128%	128%
2018	7,970	7,590	9,609	9,711	9,236	122%	122%
Subtotal	119,305	74,952	106,795	167,413	105,222
Total Europe	2,015,716	1,072,456	2,377,797	4,132,007	2,235,792
Total PRA Group	$ 7,981,032	$ 2,730,395	$ 5,887,776	$ 17,919,291	$ 5,729,452

(1) The amount reflected in the Purchase Price also includes the acquisition date finance receivables portfolios that were acquired through our various business acquisitions.

(2) For our international amounts, Purchase Price is presented at the exchange rate at the end of the quarter in which the pool was purchased. In addition, any purchase price adjustments that occur throughout the life of the pool are presented at the period-end exchange rate for the respective quarter of purchase.

(3) For our international amounts, Net Finance Receivables are presented at the June 30, 2018 exchange rate.
(4) For our international amounts, Estimated Remaining Collections ("ERC")-Historical Period Exchange Rates is presented at the period-end exchange rate for the respective quarter of purchase.
(5) For our international amounts, Total Estimated Collections is presented at the period-end exchange rate for the respective quarter of purchase.
(6) For our international amounts, ERC-Current Period Exchange Rates is presented at the June 30, 2018 exchange rate.
(7) The Original Estimated Purchase Price Multiple represents the purchase price multiple at the end of the year of acquisition.

Portfolio Financial Information
Year-to-date as of June 30, 2018
Amounts in thousands

Purchase Period	Purchase Price (1)(2)	Cash Collections(3)	Gross Revenue(3)	Amortization (3)	Allowance(3)	Net Revenue (3)(4)	Net Finance Receivables as of June 30, 2018 (5)
Americas-Core
1996-2007	$ 638,460	$ 5,631	$ 4,448	$ 1,183	$ (620)	$ 5,068	$ 6,655
2008	166,433	2,623	1,181	1,442	(400)	1,581	3,336
2009	125,154	4,560	4,414	146	125	4,289	788
2010	148,202	6,194	5,001	1,193	(2,805)	7,806	5,119
2011	209,616	12,273	10,346	1,927	(745)	11,091	11,996
2012	254,203	15,906	9,882	6,024	(3,515)	13,397	22,736
2013	391,171	32,003	22,814	9,189	3,780	19,034	64,381
2014	405,574	47,477	32,765	14,712	5,565	27,200	107,304
2015	444,428	73,092	40,061	33,031	106	39,955	158,456
2016	455,441	111,140	60,424	50,716	816	59,608	230,383
2017	535,233	143,546	81,210	62,336	380	80,830	433,064
2018	315,220	25,544	20,366	5,178	—	20,366	309,301
Subtotal	4,089,135	479,989	292,912	187,077	2,687	290,225	1,353,519
Americas-Insolvency
1996-2007	132,917	93	93	—	—	93	—
2008	108,549	117	117	—	—	117	—
2009	155,989	458	458	—	—	458	—
2010	208,946	854	854	—	—	854	—
2011	180,441	924	924	—	—	924	—
2012	251,427	2,895	2,895	—	—	2,895	—
2013	227,905	15,408	9,686	5,722	—	9,686	1,883
2014	148,715	15,684	4,003	11,681	—	4,003	15,141
2015	63,191	10,277	1,705	8,572	—	1,705	23,645
2016	92,291	13,551	2,285	11,266	434	1,851	40,206
2017	275,652	50,448	8,247	42,201	—	8,247	193,563
2018	30,158	634	458	176	—	458	29,982
Subtotal	1,876,181	111,343	31,725	79,618	434	31,291	304,420
Total Americas	5,965,316	591,332	324,637	266,695	3,121	321,516	1,657,939
Europe-Core
2012	20,425	1,064	1,067	(3)	—	1,067	—
2013	20,352	715	479	236	—	479	313
2014	797,468	110,074	66,134	43,940	(738)	66,872	278,173
2015	422,557	43,723	17,875	25,848	(1,372)	19,247	214,465
2016	348,853	38,661	14,234	24,427	2,748	11,486	256,048
2017	250,037	30,967	7,185	23,782	—	7,185	214,488
2018	36,719	2,264	548	1,716	—	548	34,017
Subtotal	1,896,411	227,468	107,522	119,946	638	106,884	997,504
Europe-Insolvency
2014	10,876	1,439	765	674	—	765	1,465
2015	19,408	2,554	949	1,605	—	949	6,503
2016	42,215	6,801	2,561	4,240	—	2,561	23,467
2017	38,836	3,521	1,179	2,342	—	1,179	35,927
2018	7,970	99	29	70	—	29	7,590
Subtotal	119,305	14,414	5,483	8,931	—	5,483	74,952
Total Europe	2,015,716	241,882	113,005	128,877	638	112,367	1,072,456
Total PRA Group	$ 7,981,032	$ 833,214	$ 437,642	$ 395,572	$ 3,759	$ 433,883	$ 2,730,395

(1) The amount reflected in the Purchase Price also includes the acquisition date finance receivables portfolios that were acquired through our various business acquisitions.

(2) For our international amounts, Purchase Price is presented at the exchange rate at the end of the quarter in which the pool was purchased. In addition, any purchase price adjustments that occur throughout the life of the pool are presented at the period-end exchange rate for the respective quarter of purchase.

(3) For our international amounts, amounts are presented using the average exchange rates during the current reporting period.
(4) Net Revenue refers to income recognized on finance receivables, net of allowance charges/(reversals).
(5) For our international amounts, Net Finance Receivables are presented at the June 30, 2018 exchange rate.

Cash Collections by Year, By Year of Purchase(1)
as of June 30, 2018
Amounts in thousands

Purchase Period	Purchase Price (2)(3)	Cash Collections
		1996-2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	Total
Americas-Core
1996-2007	$ 638,460	$ 1,096,153	$ 222,628	$ 168,849	$ 137,689	$ 115,551	$ 89,405	$ 63,955	$ 45,247	$ 32,491	$ 20,745	$ 13,427	$ 5,631	$ 2,011,771
2008	166,433	—	47,253	72,080	62,363	53,654	42,850	31,307	21,027	13,786	8,989	6,031	2,623	361,963
2009	125,154	—	—	40,703	95,627	84,339	69,385	51,121	35,555	24,896	16,000	10,994	4,560	433,180
2010	148,202	—	—	—	47,076	113,554	109,873	82,014	55,946	38,110	24,515	15,587	6,194	492,869
2011	209,616	—	—	—	—	61,971	174,461	152,908	108,513	73,793	48,711	31,991	12,273	664,621
2012	254,203	—	—	—	—	—	56,901	173,589	146,198	97,267	59,981	40,042	15,906	589,884
2013	391,171	—	—	—	—	—	—	101,614	247,849	194,026	120,789	78,880	32,003	775,161
2014	405,574	—	—	—	—	—	—	—	92,660	253,448	170,311	114,219	47,477	678,115
2015	444,428	—	—	—	—	—	—	—	—	116,951	228,432	185,898	73,092	604,373
2016	455,441	—	—	—	—	—	—	—	—	—	138,723	256,531	111,140	506,394
2017	535,233	—	—	—	—	—	—	—	—	—	—	107,327	143,546	250,873
2018	315,220	—	—	—	—	—	—	—	—	—	—	—	25,544	25,544
Subtotal	4,089,135	1,096,153	269,881	281,632	342,755	429,069	542,875	656,508	752,995	844,768	837,196	860,927	479,989	7,394,748
Americas-Insolvency
1996-2007	132,917	61,154	42,794	33,842	27,347	18,234	8,574	1,884	1,151	802	463	321	93	196,659
2008	108,549	—	14,024	35,894	37,974	35,690	28,956	11,650	1,884	1,034	635	332	117	168,190
2009	155,989	—	—	16,635	81,780	102,780	107,888	95,725	53,945	5,781	2,531	1,581	458	469,104
2010	208,946	—	—	—	39,486	104,499	125,020	121,717	101,873	43,649	5,008	2,425	854	544,531
2011	180,441	—	—	—	—	15,218	66,379	82,752	85,816	76,915	35,996	3,726	924	367,726
2012	251,427	—	—	—	—	—	17,388	103,610	94,141	80,079	60,715	29,337	2,895	388,165
2013	227,905	—	—	—	—	—	—	52,528	82,596	81,679	63,386	47,781	15,408	343,378
2014	148,715	—	—	—	—	—	—	—	37,045	50,880	44,313	37,350	15,684	185,272
2015	63,191	—	—	—	—	—	—	—	—	3,395	17,892	20,143	10,277	51,707
2016	92,291	—	—	—	—	—	—	—	—	—	18,869	30,426	13,551	62,846
2017	275,652	—	—	—	—	—	—	—	—	—	—	49,093	50,448	99,541
2018	30,158	—	—	—	—	—	—	—	—	—	—	—	634	634
Subtotal	1,876,181	61,154	56,818	86,371	186,587	276,421	354,205	469,866	458,451	344,214	249,808	222,515	111,343	2,877,753
Total Americas	5,965,316	1,157,307	326,699	368,003	529,342	705,490	897,080	1,126,374	1,211,446	1,188,982	1,087,004	1,083,442	591,332	10,272,501
Europe-Core
2012	20,425	—	—	—	—	—	11,604	8,995	5,641	3,175	2,198	2,038	1,064	34,715
2013	20,352	—	—	—	—	—	—	7,068	8,540	2,347	1,326	1,239	715	21,235
2014	797,468	—	—	—	—	—	—	—	153,180	291,980	246,365	220,765	110,074	1,022,364
2015	422,557	—	—	—	—	—	—	—	—	45,760	100,263	86,156	43,723	275,902
2016	348,853	—	—	—	—	—	—	—	—	—	40,368	78,915	38,661	157,944
2017	250,037	—	—	—	—	—	—	—	—	—	—	17,894	30,967	48,861
2018	36,719	—	—	—	—	—	—	—	—	—	—	—	2,264	2,264
Subtotal	1,896,411	—	—	—	—	—	11,604	16,063	167,361	343,262	390,520	407,007	227,468	1,563,285
Europe-Insolvency
2014	10,876	—	—	—	—	—	—	—	5	4,297	3,921	3,207	1,439	12,869
2015	19,408	—	—	—	—	—	—	—	—	2,954	4,366	5,013	2,554	14,887
2016	42,215	—	—	—	—	—	—	—	—	—	6,175	12,703	6,801	25,679
2017	38,836	—	—	—	—	—	—	—	—	—	—	1,233	3,521	4,754
2018	7,970	—	—	—	—	—	—	—	—	—	—	—	99	99
Subtotal	119,305	—	—	—	—	—	—	—	5	7,251	14,462	22,156	14,414	58,288
Total Europe	2,015,716	—	—	—	—	—	11,604	16,063	167,366	350,513	404,982	429,163	241,882	1,621,573
Total PRA Group	$ 7,981,032	$ 1,157,307	$ 326,699	$ 368,003	$ 529,342	$ 705,490	$ 908,684	$ 1,142,437	$ 1,378,812	$ 1,539,495	$ 1,491,986	$ 1,512,605	$ 833,214	$ 11,894,074

(1) For our international amounts, Cash Collections are presented using the average exchange rates during the cash collection period.
(2) The amount reflected in the Purchase Price also includes the acquisition date finance receivables portfolios that were acquired through our various business acquisitions.

(3) For our international amounts, Purchase Price is presented at the exchange rate at the end of the quarter in which the portfolio was purchased. In addition, any purchase price adjustments that occur throughout the life of the pool are presented at the period end exchange rate for the respective quarter of purchase.

Investor Contact:
Darby Schoenfeld, CPA
Vice President, Investor Relations
(757) 431-7913
ir@PRAGroup.com

News Media Contact:
Elizabeth Kersey
Vice President, Communications and Public Policy
(757) 431-3398
Elizabeth.Kersey@PRAGroup.com